UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2025

ALLURION TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41767	92-2182207
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11 Huron Drive Natick, Massachusetts	01760
(Address of principal executive offices)	(Zip Code)

(508) 647-4000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALUR	The New York Stock Exchange
Warrants to purchase 0.056818 shares of common stock, each at an exercise price of $202.50 per share of common stock	ALUR WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Note Purchase Agreement and RIFAs

As previously disclosed, on April 14, 2024, Allurion Technologies, Inc. (the “Company”) entered into a note purchase agreement (as amended, the “Note Purchase Agreement”) with the purchasers from time to time party thereto (the “Purchasers”), RTW Investments, LP (“RTW”), as agent for the Purchasers (the “Principal Purchaser”) and Acquiom Agency Services LLC, as collateral agent for the purchasers, pursuant to which, among other things, the Company issued and sold $48 million of convertible senior secured notes (the “Notes”) to RTW in a private placement.

In addition, on February 9, 2023, Allurion Technologies, LLC (“Allurion Opco”) entered into a Revenue Interest Financing Agreement (as amended, the “First RIFA”) with certain entities which have engaged RTW as investment manager (the “First RIFA Investors”), pursuant to which, among other things, Allurion Opco secured a $40 million investment from the First RIFA Investors. On October 30, 2024, Allurion Opco entered into a Revenue Interest Financing Agreement (as amended, the “Second RIFA” and, together with the First RIFA, the “RIFAs”) (the RIFAs collectively with the Note Purchase Agreement, the “Existing Documents”) with certain entities that have engaged RTW as investment manager (the “Second RIFA Investors” and, together with the First RIFA Investors, the “Investors”), pursuant to which, among other things, the Second RIFA Investors purchased a $7,499,980 synthetic royalty interest.

On January 7, 2025, the Company and Allurion OpCo entered into an Omnibus Amendment (the “Omnibus Amendment”) with Allurion Australia Pty Ltd, Allurion France, the Investors, the Purchasers and the Principal Purchaser to amend the Note Purchase Agreement and the RIFAs.

The Omnibus Amendment requires, among other things, (i) the Company and Allurion Opco to maintain certain minimum balances of unrestricted cash in controlled accounts in the U.S. in the amounts corresponding to the calculations set forth therein, and (ii) the Company to receive minimum trailing twelve-month consolidated Revenue (as defined in the Note Purchase Agreement) in amounts set forth therein, tested quarterly beginning with the twelve-month period ending September 30, 2025. The Omnibus Amendment also requires that (i) Allurion France shall have successfully regained marketing authorization from the Agence Nationale de Sécurité du Médicament et des Produits de Santé to resume the Commercialization (as defined in the Existing Documents) of the Product (as defined in the Existing Documents) in France on or prior to December 31, 2025 and (ii) Allurion OpCo shall have received Marketing Authorization from the U.S. Food & Drug Administration for the Commercialization of the Product in the United States no later than June 30, 2026.

Pursuant to the Omnibus Amendment, the Investors and the Purchasers will receive a number of shares of the Company’s common stock (the “Common Stock”), representing in the aggregate five percent (5%) of the fully-diluted shares outstanding immediately after the closing of the offering and sale of Additional Shares (as defined in the Existing Documents) to be consummated no later than February 15, 2025, in connection with which the Company shall have raised at least $12,000,000 aggregate net proceeds (the “Amendment Fee”); provided that, in the event the Company cannot issue shares of Common Stock to the Investors and the Purchasers due to applicable law or New York Stock Exchange listing rules, the Company will instead issue an equivalent (as-converted) number of shares of a newly created series of Series A-1 non-voting preferred stock (the “Series A-1 Preferred Stock”) and the Company shall include a proposal in a definitive proxy statement on Schedule 14A seeking stockholder approval no later than December 31, 2025 to allow the conversion of Series A-1 Preferred Stock into Common Stock; provided further that, each share of Series A-1 Preferred Stock outstanding on December 31, 2026 (the “Redemption Date”) will, except to the extent prohibited by Delaware law governing distributions to stockholders (including the Delaware General Corporation Law), be redeemed by the Company for cash in an amount equal to the as-converted value of the underlying common stock.

The Omnibus Amendment also provides that the Company will ensure that RTW and the Investors have the right to designate one director to the Board of Directors of the Company (the “Board”), which director is currently Nicholas Lewin, and, as of the Amendment Effective Date (as defined in the Omnibus Amendment), also have the right to designate a second director to the Board, which additional director will initially be Jason Richey.

The foregoing description of the Omnibus Amendment is not complete and is qualified in its entirety by reference to the complete text of the Omnibus Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.

As previously disclosed, the Company filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the “Charter Amendment”) with the Secretary of State of the State of Delaware to effect a 1-for-25 reverse stock split (the “Reverse Stock Split”) of the Company’s Common Stock, effective as of 12:01 a.m. Eastern Time on January 3, 2025.

On January 8, 2025, the Company filed Amendment No. 1 to its registration statement on Form S-1 (“Amendment No. 1”) relating to a proposed public offering. Such Amendment No. 1 included (i) audited consolidated financial statements of the Company for the years ended December 31, 2023 and December 31, 2022 (the “audited financial statements”), (ii) interim unaudited financial statements of the Company for the quarter ended September 30, 2024 (the “unaudited financial statements”), and (iii) management’s discussion and analysis of financial condition and results of operations for the year ended December 31, 2023 and the quarter ended September 30, 2024, each as retroactively adjusted to reflect the Reverse Stock Split (the “MD&A” and, together with the audited financial statements and the unaudited financial statements, the “financial information”). The information in this Report is not an amendment to, or restatement of, the financial information and does not modify or update the disclosures therein in any way, other than to reflect the Reverse Stock Split, as described above.

Copies of the audited financial statements, the unaudited financial statements, and the MD&A are filed as Exhibits 99.1, 99.2 and 99.3, respectively, to this Report and are incorporated herein by reference.

This Report, including Exhibits 99.1, 99.2 and 99.3, does not reflect events (other than the Reverse Stock Split) occurring after the filing of Amendment No. 1 and does not modify or update the disclosures in such filing, other than as required to reflect the Reverse Stock Split.

Item 7.01	Regulation FD Disclosure.

The information set forth under Item 2.02 is incorporated by reference into this Item 7.01.

On January 8, 2025, the Company issued a press release announcing topline results from its AUDACITY clinical trial. The full text of such press release is attached to this Report as Exhibit 99.4.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The disclosures in this Report shall not constitute an offer to sell or the solicitation of an offer to buy the Company’s securities, nor shall there be any sale of its securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Cautionary Note Regarding Forward-Looking Statements

This Report, including its exhibits, contains forward-looking statements within the meaning of the U.S. federal and state securities laws. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions and include statements regarding the Company’s proposed public offering; the Company’s strategy, business plans and focus; the progress and timing of the clinical development of its products and offerings, including the results of the AUDACITY trial evaluating the safety and efficacy of the Allurion Balloon and the timing of, and plan to submit, a premarket approval (PMA)

application for the Allurion Balloon; and the expected therapeutic benefits and potential safety and efficacy of the Allurion Balloon. Forward-looking statements are predictions, projections and other statements about future events that reflect the current beliefs and assumptions of the Company’s management based on information currently available to them and, as a result, are subject to risks and uncertainties. Many factors could cause actual future results or developments to differ materially from the forward-looking statements in this communication, including but not limited to (i) the ability of the Company to obtain and maintain regulatory approvals for and successfully commercialize its products and offerings, including the Allurion Balloon, its Virtual Care Suite platform, and its compounded GLP-1 program, in the United States and abroad, (ii) the timing of, and results from, the Company’s clinical studies and trials and submission of such results to regulatory authorities, including the PMA application for the Allurion Balloon, (iii) the evolution of the markets in which the Company competes, including the impact of GLP-1s, (iv) the ability of the Company to defend its intellectual property and satisfy regulatory requirements, (v) the impact of global economic conditions and geopolitical events on the Company’s business, (vi) the Company’s expectations regarding its market opportunities, (vii) the risk of economic downturns and a changing regulatory landscape in the highly competitive industry in which the Company operates, (viii) the risk that the Company’s noncompliance with NYSE continued listing standards may impact the Company’s results of operations, business operations and reputation and the trading prices and volatility of the Company’s common stock, (ix) the Company’s ability to continue to meet NYSE continued listing standards, and (x) the Company’s ability to raise capital when needed. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed on March 26, 2024 (as subsequently amended), Quarterly Report on Form 10-Q filed on November 13, 2024, and other documents filed by the Company from time to time with the U.S. Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.1+	Omnibus Amendment, dated as of January 7, 2025, by and among Allurion Technologies, Inc., Allurion Technologies, LLC, Allurion Australia Pty Ltd, Allurion France, RTW Master Fund, Ltd., RTW Innovation Master Fund, Ltd., RTW Biotech Opportunities Operating Ltd., and RTW Investments, LP. (incorporated by reference to Exhibit 10.49 to Allurion Technologies, Inc.’s Registration Statement on Form S-1 Filed with the SEC on January 8, 2025)

23.1	Consent of independent registered public accounting firm

99.1	Audited consolidated financial statements for the years ended December 31, 2023 and December 31, 2022

99.2	Interim unaudited financial statements for the quarter ended September 30, 2024

99.3	Management’s discussion and analysis of financial condition and results of operations

99.4	Press release dated January 8, 2025, furnished herewith

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+

Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2025	ALLURION TECHNOLOGIES, INC.

	By:	/s/ Brendan Gibbons
	Name:	Brendan Gibbons
	Title:	Chief Legal Officer